SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 1, 2014

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

INDIANA MICHIGAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3570	Indiana	35-0410455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	Termination of a Material Definitive Agreement.

Reference is made to page 55 in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 filed by Appalachian Power Company (“APCo”), Indiana Michigan Power Company (“I&M”),  Ohio Power Company (“OPCo”) and American Electric Power Company, Inc. (“AEP”) under the title “Corporate Separation and Termination of Interconnection Agreement”.  Effective as of January 1, 2014, the Interconnection Agreement by and among APCo, I&M, Kentucky Power Company and OPCo (the “Interconnection Agreement”) is terminated.  The Interconnection Agreement was originally approved by the Federal Energy Regulatory Commission (the “FERC”) in 1951 and subsequently amended several times.  The Interconnection Agreement defined how the member parties shared the costs and benefits associated with their generation resources.

Effective as of January 1, 2014, the AEP System Interim Allowance Agreement (the “Allowance Agreement”), by and among the parties to the Interconnection Agreement, is terminated. The Allowance Agreement, had been approved by the FERC and provided, among other things, for the transfer of SO2 emission allowances associated with transactions under the Interconnection Agreement.

The transfer of OPCo’s generation assets and related liabilities to an affiliate occurring on December 31, 2013 removed a large proportion of the pooled generation resources governed under the Interconnection Agreement and Allowance Agreement. OPCo completed the transfer pursuant to transactions approved by The Public Utilities Commission of Ohio and the FERC.  As a result of these transfers, the parties thereto have terminated the Interconnection Agreement and the Allowance Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
APPALACHIAN POWER COMPANY INDIANA MICHIGAN POWER COMPANY
OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name: Title:	Thomas G. Berkemeyer Assistant Secretary

January 7, 2014